Nasdaq: ETNB Powerful Science Meaningful Medicines Changing Lives February 2023 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, potential market opportunities, estimates of market size, estimates of market growth, the potential clinical benefit, effect on histology and safety and tolerability profile of pegozafermin (formerly BIO89-100), the clinical potential of pegozafermin, potential indications for pegozafermin, the association of clinical data with potential clinical benefit in other indications, the anticipated timing, design, endpoints, and conduct of our ongoing clinical trials for pegozafermin, the timing of anticipated milestones, the timing of regulatory meetings, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts and our liquidity and capital resources. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation including those described more fully our most recent Form 10-K and Form 10-Q under the caption “Risk Factors” and elsewhere in such report and in other subsequent disclosure documents filed with the SEC. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. Disclaimer

Corporate Highlights

Pegozafermin – potential best-in-class cardio-metabolic drug in multiple indications

- Validated broad mechanism of action (FGF21) with potential differentiation on efficacy, tolerability and dosing
- Diversification across two large market opportunities with substantial development and commercial synergies

Nonalcoholic Steatohepatitis (NASH) – Phase 2b topline data expected 1Q23

- Highly competitive profile with Phase 2 results demonstrating robust efficacy across multiple histological and metabolic endpoints with favorable tolerability profile
- Well-powered study with three-panel consensus biopsy reading method to minimize variability

Severe Hypertriglyceridemia (SHTG) – Phase 3 initiation planned in 1H23

- De-risked program given positive Phase 2 data and defined path to approval based on FDA feedback
- Large market opportunity with limited competition in the refractory population

Strong cash position with experienced team

- ~$191.3 million pro forma[1] cash as of Dec. 31, 2022 and up to $100 million credit facility with K2 HeathVentures[2]
- Track record of developing and commercializing successful drugs

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[1] Pro forma cash includes $25 million drawn under the K2 HealthVentures credit facility net of $20 million repaid under the SVB term loan facility
[2] $25 million of credit facility drawn at closing; remainder subject to achievement of milestones and/or lender approval

2

Pegozafermin is an FGF21 Analog Optimally Engineered to Balance Efficacy and Long Dosing Interval glycoPEG(20kD) C-terminus X Strong and flexible linker (glycoPEGylation technology) Mutations in positions 173 and 176 (glycoPEG attached at position 173) X N-terminus Position 182 FGF21 Proprietary glycoPEGylation technology commercially validated with approved products Increases half-life of native FGF21 (<2 hours) to 55-100 hours based on single ascending dose study Low nanomolar potency against FGF receptors 1c, 2c, 3c, similar to native FGF21 Composition of Matter patent expiring in 2038 C-terminus N-terminus FGFR FGFR C-terminus β-Klotho β-Klotho Signal transduction Functional response

Proposed Mechanisms of Action of Pegozafermin

- **Adipose tissue**
  - Decrease lipogenesis and release of FFA
  - Improve insulin resistance
  - Increase TG uptake
  - Increase adiponectin
- **Liver**
  - Increase β-oxidation
  - Decrease de novo lipogenesis
  - Decrease FFA / TG
- **Muscle**
  - Increase FFA oxidation



Adipocytes
Muscle
↑Adiponectin
↓Leptin
↑FFA oxidation
INSULIN RESISTANCE
↓Glucose
↑Lipolysis
↓TG
↓FFA
↑ β-oxidation
↓ Lipogenesis
↓FFA
TG
Steatosis
Mitochondrial dysfunction
ER stress
Inflammation
Apoptosis
Fibrosis
Liver

89bio Stojsavljevic-Shapeski S et al *J Clin Transl Hepatol* 2021;9(1):51-59 4

Opportunity in NASH

NASH is a Serious Liver Condition With Significant Co-Morbidities No treatments currently available U.S. Prevalence of ~17.5 million patients in 2022 Fastest growing reason for a liver transplant in the United States Co-morbidity Prevalence in NASH population Hypertriglyceridemia 83% Obesity 82% Hyperlipidemia / Dyslipidemia 72% Metabolic syndrome 71% Type 2 diabetes 44% Metabolic Dysregulation à Excess Liver Fat Accumulation à Progressive Disease

Phase 1b/2a NASH Trial Design

	COHORT 1	COHORT 2	COHORT 3	COHORT 4	COHORT 5	COHORT 6	COHORT 7	
SCREENING	Placebo (n=2)	Placebo (n=3)	Placebo (n=4)	Placebo (n=3)	Placebo (n=4)	Placebo (n=3)	27mg QW (n=20)	SAFETY FOLLOW-UP
	3mg QW (n=6)	9mg QW (n=12)	18mg QW (n=11)	27mg QW (n10)	18mg Q2W (n=14)	36mg Q2W (n=9)		

Cohorts 1-6: 7 WEEKS, 12 WEEKS

Cohort 7: 20 WEEKS

B Liver Biopsy | MRI-PDFF

COHORTS 1-6

KEY INCLUSION CRITERIA

- NASH* or phenotypic NASH (PNASH)#
- MRI-PDFF ≥10%

- *Patients with biopsy-proven F1-3; #Central obesity plus T2DM or evidence of liver injury;
- Placebo (n=19) combined across cohorts for analysis ; Randomized, pharmacodynamic (PD) and safety analysis set n=81; Study completers n=71; MRI analysis set n=75 (patients with post-baseline MRI)

COHORT 7

KEY INCLUSION CRITERIA

- F2-F3 NASH; NAS ≥4
- MRI-PDFF ≥8%

- 19/20 (95%) patients completed treatment and had end-of-treatment biopsies; 1 patient discontinued treatment due to withdrawal of consent
- The three-reader pathologist panel scored 6/19 patients as having F4 fibrosis at baseline (putative F4)

**PGZ was delivered subcutaneously

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Mean Relative Reduction in Liver Fat vs Baseline Cohort 7 27mg QW Cohort 4 27mg QW Cohort 6 36mg Q2W Pegozafermin Demonstrated Robust Liver Fat Reduction With High Responder Rates ≥30% Relative Reduction in Liver Fat ≥50% Relative Reduction in Liver Fat Cohort 4 (27mg QW) 86% 71% Cohort 6 (36mg QW) 88% 50% Cohort 7 (27mg QW) 100% 78% *** Cohort 4 and Cohort 6: MRI Analysis Set; MMRM LS Mean; p value vs placebo; Data from week 13 Cohort 7: MRI Analysis Set; p value for change from baseline based on MMRM analysis; Data from week 20 *** *** Placebo ***p <0.001

Pegozafermin Significantly Reduced ALT With Greater Reduction Observed in Patients With Elevated Baseline ALT

Mean Percent Change vs Baseline



Placebo
0%
-20%
-40%
-60%
-4%
Cohort 4
27mg
QW
-44% ***
Cohort 6
36mg
Q2W
-40% ***
Cohort 7
27mg
QW
-46% ***

Comparable changes were observed with AST

Absolute Change vs Baseline (U/L)
Patients with elevated ALT at baseline



0
-10
-20
-30
-40
Placebo
-10.5
Cohorts
1-6
-35.0
Cohort 7
-27.8

71% of pts on pegozafermin had ≥17 U/L reduction

Cohort 4 and 6: Pre-planned sensitivity analysis; MMRM LS Mean at week 13; *** p<0.001 versus placebo
Cohort 7: p value for change from baseline based on MMRM analysis; Data from week 20; ***p<0.001

Cohorts 1-6: PD Analysis Set in baseline ALT > 45 U/L; Pre planned sensitivity analysis; MMRM LS Mean at Week 13
Cohort 7: elevated ALT ≥30 U/L for women and ≥40 U/L for men; Week 20

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Pegozafermin Demonstrated Clinically Meaningful Improvements in Lipids *p<0.05 ***p<0.001 *** *** *** * p value for change from baseline based on MMRM analysis

Pegozafermin Demonstrated Clinically Meaningful Improvement on HbA1c and Adiponectin With Notable Body Weight Reduction (Cohort 7) p value for change from baseline based on MMRM analysis; all data are from cohort 7 Patients with baseline HbA1c ≥6.5% were on an average of 2 anti-diabetic medications (40% were on a GLP-1) Absolute Change in HbA1c **p<0.01 HbA1c: Baseline: 7.3%; Week 20: 6.4% Mean absolute change Patients with baseline HbA1c ≥6.5% (n=10) Percent change Weight Change ***p<0.001 Total patient population (n=19) Percent change Adiponectin Change ***p<0.001 Total patient population (n=18)

Pegozafermin Robustly Improved NAFLD Activity Score (NAS) and All Components of NAS (Cohort 7)


≥2pt Improvement in NAS*
100%
0%
Proportion of patients
74%
(95% CI: 49%-91%)
(14/19)
-2.4 mean absolute change


Responder^ Rates by NAS Component
100%
0%
Proportion of patients
79%
47%
74%
(15/19)
(9/19)
(14/19)
Ballooning
Inflammation
Steatosis

- **63%** of patients had ≥2point improvement in NAS and no worsening of fibrosis* (primary endpoint)
- **100%** of patients had improvement or no change in ballooning and inflammation

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* with ≥1 point improvement in ballooning or inflammation
^ ≥1 point change

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Pegozafermin Demonstrated Clinically Meaningful Changes on Key Histological Efficacy Endpoints (Cohort 7)



Single Central Reader
75%
0%
Proportion of patients
NASH Resolution*
≥1 Stage Improvement in Fibrosis**
32%
(95% CI: 13%-57%)
46%
26%
(95% CI: 9%-51%)
38%
All patients (n=19)
Excluding putative F4 patients (n=13)***

THREE-PANEL READ

- **NASH resolution: up to 47%** *(range: 26-47%)*
- **Fibrosis improvement: up to 42%** *(range: 12-42%)*
- **2-point NAS improvement: up to 79%** *(range: 68-79%)*

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Loomba et al *AASLD 2022*
*and no worsening of fibrosis **and no worsening of NASH
*** In the post-hoc exploratory analyses, a panel of three additional expert NASH pathologists assessed the same baseline (BL) and end of treatment (EOT) slides that had been evaluated by the central pathologist. Slides from BL and EOT were mixed and the three-reader pathologist panel were blinded to the timepoint; they scored 6/19 patients as having F4 fibrosis at baseline (putative F4)

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Pegozafermin Showed Beneficial Effects in Subset of Patients with F4 Stage Fibrosis

Parameter (Mean or %)	Putative F4 fibrosis (n=6)*
LIVER STEATOSIS	
Relative liver fat reduction by MRI-PDFF (%)	- 71%
MRI-PDFF 30%/50% responders	100%/100%
LIVER TRANSAMINASES	
Percent change in ALT	- 51%
Percent change in AST	- 49%
INSULIN SENSITIVITY	
Percent change in adiponectin	99%
NON-INVASIVE MARKERS OF FIBROSIS	
Change in VCTE score (kPa)/VCTE responders***	-3.8** / 60%**
Change in FAST score/ FAST responders***	-0.5** / 100%**

- Fibrosis improvement ≥1 stage without worsening of NASH: **17-57%**
- NASH resolution without worsening of fibrosis: **20-50%**

*Patients assessed with F4 fibrosis by 2+ panel pathologists
**N=5; one outlier with poor quality measurement was excluded.
***VCTE >20% reduction; FAST score ≤0.35.

Loomba et al *AASLD 2022*

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Pegozafermin Substantially Improved Scores Across Non-Invasive Tests (NITs) Correlated with Advanced Fibrosis Mean Relative Change From Baseline -4.2 kPa -0.47 -0.29 -28%*** -76%*** -19%** -20%*** VCTE: Liver stiffness measure using FibroScan®; FAST score: Liver stiffness (VCTE) and steatosis (CAP) using FibroScan® plus AST; 0-1 scale; FIB-4 score: Composite serum marker/age measure; Pro-C3: Collagen deposition serum biomarker VCTE and FAST exclude one outlier with poor quality measurement p value for change from baseline based on MMRM analysis Values in bars are absolute change versus baseline **p<0.01 ***p <0.001 -4.3 ng/ml VCTE FAST FIB-4 Pro-C3 †VCTE >20% reduction; FAST ≤0.35; FIB-4 ≤1.3; Pro-C3 ≥15% reduction Responder Rate by Clinically Relevant Threshold† Cohorts 1-6 (n=81) VCTE 72% FAST 88% FIB-4 58% Pro-C3 63%

No treatment-related serious adverse events; only 1 treatment-related discontinuation Pooled pegozafermin treatment related AEs observed in ≥10% of patients were: Increased appetite (13%) vs placebo (0%) Diarrhea (13%) vs placebo (11%) Nausea (12%) vs placebo (11%) Most GI AEs were mild and of short duration Few mild injection site reactions No tremor or hypersensitivity AEs reported No adverse effects on blood pressure or heart rate Pegozafermin - Favorable Safety and Tolerability in NASH Study

Comparative Profile of FGF21 Analogs in NASH

	Pegozafermin (PGZ)	Efruxifermin (EFX)
Structure (molecular weight)	• GlycoPEGylated FGF21 (40 kDa) • Structurally different from other monovalent analogs	• Fc-fusion FGF21 (92 kDa)
Potency against FGF receptors 1c, 2c, 3c	• Low nanomolar potency • Similar moles of FGF21 delivered with PGZ 30mg and EFX 50mg**	• Low nanomolar potency *(equivalent to monovalent FGF21 without Fc fusion)****
Efficacy*	• Similar effects on NAS>2, non-invasive liver markers, metabolic and lipid changes • 1-point fibrosis improvement in F2/F3 population was similar	
Tolerability	• Lower incidence of GI events • No tremors	• Higher frequency of GI events • Tremors observed in multiple studies
Dosing frequency	• Weekly and Every Two-Weeks	• Weekly
Phase 2b drug product	• Liquid	• Frozen

* based on range including histology assessment from 3-panel read and post-hoc exploratory analyses

** not based on head-to-head comparison; calculation based on assumptions derived from molecular weights and PK properties

*** Akero Therapeutics AASLD 2022 poster, Tillman et al - Efruxifermin, a bivalent Fc-FGF21 analog, demonstrates improved biophysical and pharmacological engagement with live cells compared to monovalent FGF21 analogs

Note: All data regarding third-party molecules on this slide are based on third-party studies and not our own. Conclusions on this slide are not based on head-to-head results

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Pegozafermin Shows Similar/Superior Effects On Non-Invasive Markers To Other NASH Drugs in Development * EFX data are reported from the 16-week phase 2a BALANCED trial Note: All data regarding third-party molecules on this slide are based on third-party studies and not our own. Conclusions on this slide are not based on head-to-head results Parameter PGZ (Week 20) EFX (Week 24) Resmetirom (Week 36) 27mg QW 28mg QW 50mg QW 60 - 100mg QD LIVER MRI-PDFF (% change) -64% -52% -64% -40% MRI-PDFF (50% responder) 78% 63% 77% N/A ALT (%) -46% -38% -47% -31% Liver stiffness by VCTE - (kPa) -4.2 -2.6 -4.3 N/A Pro-C3 (µg/L) -4.3 -5.1 -5.2 -2.2 Adiponectin (%) 88% 69%* 88%* 28% METABOLIC Weight (kg) -3.7 -0.2 -2.6 -0.6 HbA1c ≥6.5% or T2DM (%) -0.9% -0.5% -0.5% 0.0% LIPIDS Triglycerides (%) -26% -25% -29% -15.4% LDL-C (%) -13% -8% -8% -11.2% Non-HDL-C (%) -18% -13% -13% N/A

Phase 2b (ENLIVEN) NASH Trial Design



MAIN STUDY (24 weeks)
EXTENSION PHASE (24 weeks)
SCREENING
RANDOMIZATION
4
4
2.5
1
PLACEBO (QW or Q2W)
PLACEBO* (QW or Q2W)
Pegozafermin 30mg QW
Pegozafermin 30mg QW
Pegozafermin 44mg Q2W
Pegozafermin 44mg Q2W
Pegozafermin 15mg QW
Pegozafermin 15mg QW
B
B
Wk 12
Wk 24
Wk 48
Liver Biopsy
MRI-PDFF
Primary endpoint – Regulatory meeting

KEY INCLUSION CRITERIA

- F2-F3 NASH; NAS ≥4

SELECTED KEY ENDPOINTS

- Fibrosis Improvement
- NASH Resolution
- Key metabolic endpoints

BIOPSY READING

- Three-panel consensus read for baseline and end of treatment biopsies

The primary analysis will include patients who met histologic entry criteria [F2/F3 patients and NAS≥4] based on the three-panel consensus read of biopsies at baseline. This three-panel consensus read was instituted after receipt of cohort 7 data prior to which biopsy entry criteria was based on a single reader

* Some placebo patients will be re-randomized in the extension phase to receive pegozafermin

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Key Readthroughs to ENLIVEN Trial Based on Recent Events

Trial design helps reduce/minimize variability

- Large sample size provides robust powering on key dosing arms
- Three-panel consensus reading methodology for baseline and end of treatment biopsies to minimize reader variability

Positive histology results from competitive trials de-risk ENLIVEN study

- Similar geography (N. America), biopsy timepoint and expected patient population to FGF21 HARMONY trial
- Comparable or superior non-invasive data relative to the resmetirom phase 2 trial that translated into positive results in the MAESTRO NASH phase 3 trial

Dose selection optimizes probability of success

- Doses selected based on concentration response analyses
- High dose PGZ (27mg QW) performed similar to high dose EFX (50mg QW) on all key non-invasive markers

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Opportunity in Severe Hypertriglyceridemia (SHTG)

Pegozafermin Could Offer an Important New Treatment Option for SHTG Large growing patient population with significant health risks; overlap with NASH patient population Increasing TG levels increase risk of acute pancreatitis, cardiovascular disease and all-cause mortality Emerging evidence of the cardiovascular (CV) benefit associated with TG reduction in patients with CV risk factors Significant market opportunity for agent with broad metabolic benefits Pegozafermin has a unique selling proposition that is meaningful to prescribers – more effective triglyceride reduction with improvements in liver fat and glycemic control measures Highly differentiated from approved therapies based on superior broad efficacy and/or safety Analyst consensus peak year sales estimated to be greater than $1 billion (US only) Clinical program substantially de-risked Phase 3 design similar to highly positive Phase 2 (ENTRIGUE) design with same primary endpoint Agency provided feedback to company on key elements of regulatory path to approval SHTG program is synergistic with the NASH program Development: Leverages safety database across the two programs to minimize spend across total program Commercial: Leverage sales force and infrastructure costs given common call points

ENtrigue – Phase 2 SHTG Trial Design


8 Weeks
SCREENING
RANDOMIZATION
PLACEBO (n=18)
9mg QW Pegozafermin (n=16)
18mg QW Pegozafermin (n=17)
27mg QW Pegozafermin (n=18)
36mg Q2W Pegozafermin (n=16)
SAFETY FOLLOW-UP

Magnetic Resonance Imaging – Proton Density Fat Fraction
QW, once-weekly; Q2W, once every two weeks.
Safety analysis set, n=85 (patients who received at least 1 dose)
Full analysis set, n=82 (patients with at least 1 post-baseline TG assessment)
MRI analysis set n=23 (patients with baseline and end of treatment MRIs)

KEY INCLUSION CRITERIA

- TG ≥500mg/dL and ≤2,000mg/dL
- Background therapy: statins and/or prescription fish oil and/or fibrates OR none

PRIMARY ENDPOINT

- Primary endpoint: % Change in TGs from baseline

KEY SECONDARY ENDPOINTS

- Lipids: non-HDL-C, HDL-C, Apo-B
- Liver fat (MRI-PDFF)
- Glycemic control

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Pegozafermin Significantly Reduces Triglycerides Across All Dose Groups Primary Endpoint Median % Change in Triglycerides from Baseline at Week 8 Q2W QW p value vs placebo for change from baseline based on Wilcoxon Rank-Sum Test Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 vs. placebo QW: Every week; Q2W: Every 2 weeks Q1; Q3: [-64.73; -40.37] Q1; Q3: [-67.60; -39.85] Q1; Q3: [-75.76; -40.03] Q1; Q3: [-62.39; -10.92] Q1; Q3: [-23.22; 7.88]

Q2W QW Median % Change in Triglycerides from Baseline at Week 8 Pegozafermin Shows Significant Decrease in Triglycerides on Top of Background Therapy Not On Background Therapy On Background Therapy n=6 n=8 n=8 n=6 n=8 n=11 n=8 n=9 n=10 n=8 Background therapy defined as concomitant lipid-modifying therapy Full Analysis Set Results are consistent with data from patients on background therapy of statins or statin combos, prescription fish oils, and fibrates Q2W QW

Pegozafermin Shows Significant Decrease in Triglycerides at Different Threshold Levels B. TG Normalization (<150mg/dL, <200mg/dL) Analysis via unstratified Chi-square Test comparing the individual PGZ groups vs placebo. * p<0.05; ** p<0.01; *** p<0.001 vs. placebo TG Responders defined as patients who achieve TG <500 mg/dL Full Analysis Set C. TG Reduction ≥50% from baseline A. Responders (< 500 mg/dL) <150 mg/dL <200 mg/dL

Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 vs. placebo based on MMRM analysis Pegozafermin Demonstrated Clinically Meaningful Improvements in Non-HDL-C and Apo-B – Key Marker of CV Risk Q2W QW Mean % Change from Baseline at Week 8 Non-HDL-C 218 Baseline (mg/dL): 216 203 202 215 Mean % Change from Baseline at Week 8 Apo-B Q2W QW 114 Baseline (mg/dL): 120 115 118 106

Pegozafermin Demonstrated Significant Reduction in Liver Fat

Liver Fat Is an Important Potentiator of CV Risk

Mean Relative Reduction in Liver Fat vs Baseline at Week 8



Placebo
n=6
PGZ pooled
n=17
0%
-20%
-40%
-60%
-5%
-43%*

p=0.012

HIGH RESPONDER RATES

- **≥30% Reduction in liver fat: 88%** *vs 0% in placebo*
- **≥50% Reduction in liver fat: 41%** *vs 0% in placebo*
- **Normalized liver fat: 24%** *vs 0% in placebo*

Pegozafermin (n=17) and Placebo (n=6)
Post-hoc analysis of patients with follow-up MRI-PDFF ≤21 days from date of last dose (n=14) resulted in 29% of patient with normalized liver fat and 100% and 50% of patients with mean relative reductions of ≥30% and ≥50% from baseline, respectively.

Post-hoc analysis of patients with follow-up MRI-PDFF ≤21 days from date of last dose in 27mg QW cohort (n=5) demonstrated a 63% mean relative reduction from baseline.
*p <0.05 vs. placebo
MRI Analysis Set; p value vs placebo based on ANCOVA analysis

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Pegozafermin Demonstrated Improvement on HbA1c that May Increase With Longer Treatment Full analysis set; MMRM analysis Absolute Change in HbA1c at Week 8 Pooled Pooled Placebo Placebo Absolute change in HbA1c in 20-week NASH study Study BIO89-100-002; Cohort 7: n=10 at PGZ 27 mg QW HbA1c: Baseline: 7.3%; Week 20: 6.4% Patients with baseline HbA1c ≥6.5% were on an average of 2 anti-diabetic medications. *p<0.05; **p<0.01; ***p<0.001. p value for change from baseline based on MMRM analysis HbA1c: Mean Baseline 27 mg QW: 7.48%; Week 8: 7.08% Patients with Baseline HbA1c ≥6.5% Patients with Baseline HbA1c ≥6.5% n=6 n=9

Pooled pegozafermin treatment related Adverse Events (AEs) observed in ≥7.5% of patients were: Nausea (10%), diarrhea (9%) and injection site reaction (9%) vs placebo (0%) All Gastrointestinal (GI) AEs were Grade 1 or 2 No Grade 3 or higher AEs No treatment-related SAEs; 2 treatment-related discontinuations at 27mg QW (both Grade 2) No tremor or hypersensitivity AEs reported No adverse effects on blood pressure or heart rate Pegozafermin Demonstrated Favorable Safety/Tolerability in Phase 2 Study

Phase 3 Program Initiation Planned in First Half of 2023 Regulatory FDA feedback supports advancement into Phase 3 FDA feedback confirms key elements of the overall Phase 3 development program* Primary endpoint: TG reduction from baseline (anticipated to be assessed at the 26-week timepoint) Proposed doses Two well-controlled Phase 3 trials in SHTG patients of one year duration will contribute to the efficacy and safety database required to support the registration package Clinical development Trial start-up activities underway – plan to initiate the first SHTG Phase 3 trial in 1H23 Technical Operations Developed new pre-filled syringe using liquid formulation for use in planned Phase 3 SHTG trial in 1H23 *Finalizing details of the pivotal studies as well as the composition of the safety database; final protocol subject to FDA approval

SHTG Represents a Large Population with High Unmet Need 900k 800k CONTROLLED POORLY MANAGED Prevalence Up to 4 million drug treated ~1.7 MILLION UN-treated ~1.1 MILLION Diagnosed ~2.8 million PEGOZAFERMIN TARGET POPULATION Co-morbidity Prevalence in SHTG population Fatty Liver Disease (NAFLD) Up to 100% Type 2 diabetes/Prediabetes Up to 70% Dyslipidemia Up to 65% Pegozafermin profile is unique and compelling to physicians because of potential for metabolic benefits

Pegozafermin Delivers on Key Attributes for Successful SHTG Therapy

MINOR INFLUENCE — MODEST INFLUENCE — MAJOR INFLUENCE

Hierarchy of Attributes for SHTG Therapy

RoA/Dosing

- RoA and dosing were seen as the least influential given familiarity with injectables in T2D

Clinical Outcomes

- Physicians noted that clinical outcomes are not required to drive utilization in SHTG

Physicians were receptive to using TG as a surrogate endpoint

Safety/Tolerability

- Safety and tolerability have a lesser impact on treatment decisions compared to efficacy

Metabolic Endpoints

- Metabolic endpoints were viewed as additive benefits
- Fatty liver, HbA1c, and weight loss serve as differentiators

TG Endpoints

- TG lowering is the most influential endpoint to drive utilization
- Significant efficacy improvement over SoC will drive utilization

PEGOZAFERMIN ATTRIBUTES

Safety/Tolerability:

- Generally well-tolerated

Metabolic Endpoints:

- 43% mean relative reduction in liver fat[1]
- 0.4% absolute reduction in HbA1c[2]

Physician Enthusiasm for Metabolic Endpoints


Liver fat reduction
Decrease in HbA1c

TG Endpoints:

- 63% reduction in TG from baseline[2]
- 80% of subjects achieved TG<500mg/dL[1]

[1]Pooled pegozafermin data at week 8
[2]27mg pegozafermin data at week 8
RoA: Route of Administration.
Source: Physician Interviews; ClearView Analysis, 2022.

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Pegozafermin Profile Supports Utilization Over Current SoC and Future Competitive Agents

	IN DEVELOPMENT		APPROVED			
	Pegozafermin Potential	APOC3 Potential	Fibrates	Prescription Fish Oils		Statins
				Vascepa	Lovaza	
Triglyceride reduction	✓✓✓	✓✓✓	✓✓	✓	✓✓	✓✓
Liver fat reduction	✓	—	Worsens liver fat	—	—	—
Insulin sensitizing	✓	—	—	—	—	—
Apo-B lowering	✓	✓	—	✓	—	✓
ALT lowering	✓	Transaminase elevations observed	Monitor ALT	—	May require ALT monitoring	Monitor ALT

For triglyceride reduction: ✓✓✓ = ≥60%, ✓✓ = 31%-59%, ✓ = ≤30% — No effect/Not reported

Sources: Feingold KR. Triglyceride Lowering Drugs. [Updated 2021 Apr 1]. In: Feingold KR, Anawalt B, Boyce A, et al., editors. Prescribing information. Corporate presentations.
Note: All data regarding third-party molecules on this slide are based on third-party studies, which are in different stages of development, and not our own.
Conclusions on this slide are company estimates and are not based on head-to-head results.

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Poorly controlled patients demonstrate TG >500 mg/dL with Standard of Care use (i.e., OM3FAs, fibrates, statins); Source: Physician Interviews, Payer Interviews; ClearView Analysis, 2022. Significant Peak Sales Opportunity for Pegozafermin in SHTG 800k POORLY MANAGED PATIENTS 25-30% pegozafermin preference share Majority of payers anticipate formulary inclusion driven primarily by TG-lowering benefit Premium pricing justified based on novel MOA and differentiated efficacy benefit across multiple dimensions in resistant patients >$1 billion analyst consensus peak sales in the US

Financial Position Summary Cash, cash equivalents and short-term investments ~$191.3M pro forma1 cash as of Dec 31, 2022 and up to $100M credit facility2 1 Pro forma cash includes $25 million drawn under the K2 HealthVentures credit facility net of $20 million repaid under the SVB term loan facility 2 $25 million of credit facility drawn at closing; remainder subject to achievement of clinical/regulatory milestones and/or lender approval

Corporate Highlights

Pegozafermin – potential best-in-class cardio-metabolic drug in multiple indications

- Validated broad mechanism of action (FGF21) with potential differentiation on efficacy, tolerability and dosing
- Diversification across two large market opportunities with substantial development and commercial synergies

Nonalcoholic Steatohepatitis (NASH) – Phase 2b topline data expected 1Q23

- Highly competitive profile with Phase 2 results demonstrating robust efficacy across multiple histological and metabolic endpoints with favorable tolerability profile
- Well-powered study with three-panel consensus biopsy reading method to minimize variability

Severe Hypertriglyceridemia (SHTG) – Phase 3 initiation planned in 1H23

- De-risked program given positive Phase 2 data and defined path to approval based on FDA feedback
- Large market opportunity with limited competition in the refractory population

Strong cash position with experienced team

- ~$191.3 million pro forma[1] cash as of Dec. 31, 2022 and up to $100 million credit facility with K2 HeathVentures[2]
- Track record of developing and commercializing successful drugs

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[1] Pro forma cash includes $25 million drawn under the K2 HealthVentures credit facility net of $20 million repaid under the SVB term loan facility
[2] $25 million of credit facility drawn at closing; remainder subject to achievement of milestones and/or lender approval

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Appendix

Experienced Management Team Positions 89bio for Success Rohan Palekar CEO CEO, CCO experience Commercial, strategy, and R&D experience Hank Mansbach, MD CMO 20+ years biopharma and R&D leadership in clinical development and medical affairs Ryan Martins CFO CFO, Strategy/IR, finance, sell-side experience Quoc Le-Nguyen CTO & Head of Quality 20+ years biopharma and leadership in technical operations, product supply, and quality

Pegozafermin Exhibits Highly Potent FGF Receptor Agonism


FGFR1
FGFR2
FGFR3
FGFR4
BIO89-100
FGF21
pERK
Concentration (nM)

Pegozafermin has the potential to reproduce the beneficial metabolic effects of native FGF21

	FGF21	Pegozafermin
RECEPTOR	EC_{50} (nM) Mean ± S.D.	EC_{50} (nM) Mean ± S.D.
KLB	nd	nd
KLB/FGFR1	4.5 ± 1.0	0.3 ± 0.07
KLB/FGFR2	4.5 ± 0.9	1.1 ± 0.4
KLB/FGFR3	1.8 ± 0.3	1.2 ± 0.4
KLB/FGFR4	nd	nd

nd – not determined; rhFGF19 EC_{50} at FGFR4 = 1.7 ± 0.4

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* Receptor agonism measured in L6 cells expressing β-klotho and either FGF Receptor 1c, 2c, 3c, or 4 via pERK functional assay
** Figures represent data from a single experiment; Table represents mean data from multiple experiments

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NASH Phase 1b/2a Trial Baseline Characteristics: Consistent Across Cohorts Parameter Mean or % Cohorts 1-6 (n=81) Cohort 7 (n=20) Age (years) 51.9 58.4 Female 61.7% 75.0% Weight (kg) 93.6 104.6 BMI (kg/m2) 34.6 37.0 Type 2 Diabetes 45.7% 85.0% % F2 / % F3 N/A 35% / 65% NAS N/A 5.3 MRI-PDFF (%) 21.3 21.1 ALT (U/L) 41.5 47.1 AST (U/L) 31.0 36.1 Pro-C3 (ng/mL) 11.9 19.3 VCTE (kPA) 7.3 14.3 Triglycerides (mg/dL) 174.3 170.0 N/A: Not applicable

Parameter Mean or % Patients with putative F4 fibrosis (n=6) Age (years) 60.9 Female 100% Weight (kg) 92.0 BMI (kg/m2) 33.9 Type 2 Diabetes (%) 83 MRI-PDFF (%) 18.25 ALT (U/L) 40.8 AST (U/L) 34.5 Fibroscan VCTE (kPa) 18.42 HbA1c (%) 6.6 Triglycerides (mg/dL) 161.1 Albumin (g/dL) 4.33 Platelets (x103/µL) 188 Baseline Characteristics – Putative NASH F4 Fibrosis Patients in Cohort 7 *Patients assessed with F4 fibrosis by 2+ panel pathologists.

Baseline Characteristics (ENTRIGUE)

Represents an Advanced Population at High Risk for CV Disease

Parameter Mean or %	Placebo (n=18)	PGZ Pooled (n=67)	PGZ 9mg QW (n=16)	PGZ 18mg QW (n=17)	PGZ 27mg QW (n=18)	PGZ 36mg Q2W (n=16)	Total (n=85)
Age (years)	57.5	52.7	54.6	49.2	53.9	53.1	**53.7**
Male (%)	66.7	77.6	68.8	82.4	72.2	87.5	**75.3**
BMI (kg/m2)	33.1	33.1	32.9	32.3	34.2	32.9	**33.1**
Type 2 Diabetes (%)	61.1	47.8	56.3	35.3	55.6	43.8	**50.6**
TG (mg/dL)	720	736	722	709	680	840	**733**
Non-HDL-C (mg/dL)	220	209	216	203	203	215	**211**
HDL-C (mg/dL)	28	28	31	27	31	25	**28**
LDL-C (mg/dL)	88	89	92	88	97	80	**89**
Apo-B (mg/dL)	116	115	120	115	119	106	**115**
HbA1c ≥6.5% (%)	38.9	44.8	56.3	35.3	50.0	37.5	**43.5**
ALT (U/L)	29.1	33.9	36.3	36.9	33.0	29.2	**32.8**
Liver Fat Content (%) (n=24)	16.5 [n=6]	21.3 [n=18]	19.8 [n=3]	18.0 [n=5]	22.4 [n=7]	25.5 [n=3]	**20.1** [n=24]

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Baseline Characteristics (ENTRIGUE): Approximately 50% on Background Therapy Represents Real World Setting Placebo (n=18) PGZ Pooled (n=67) PGZ 9mg QW (n=16) PGZ 18mg QW (n=17) PGZ 27mg QW (n=18) PGZ 36mg Q2W (n=16) Total (n=85) Any background therapy 61% 54% 50% 53% 61% 50% 55% Statin* 50% 43% 38% 53% 39% 44% 45% Prescription fish oil 11% 15% 6% 12% 22% 19% 14% Fibrates 17% 5% 0 0 17% 0 7% Other 6% 13% 13% 18% 11% 13% 12% Other includes bempedoic acid, ezetimibe alone and ezetimibe as ingredient in combination Background therapy defined as concomitant lipid-modifying therapy Patients may be on > 1 lipid-modifying therapy * 55% of statin use was high intensity statin

Pegozafermin Showed Significant Decrease in Triglycerides on Top of Statins, Prescription Fish Oils and Fibrates (ENTRIGUE) Full Analysis Set Background therapy defined as concomitant lipid-modifying therapy Median % Change in Triglycerides from Baseline at Week 8 Placebo n=9 PGZ pooled n=28 Placebo n=3 PGZ pooled n=3 Placebo n=2 PGZ pooled n=10

Pegozafermin Significantly Reduces Apolipoprotein C3 Levels (ENTRIGUE)



Median % Change in ApoC3 (mg/dL) from Baseline at Week 8
QW
Q2W
Placebo
9mg
18mg
27mg
36mg
0%
-20%
-40%
-60%
-9%
-39%**
-48%**
-50%***
-21%
Mean baseline ApoC3: 29.56 mg/dL

p value vs placebo for change from baseline based on Wilcoxon Rank-Sum Test
Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 vs. placebo

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